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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2001

                             METRON TECHNOLOGY N.V.
             (Exact name of registrant as specified in its charter)


      The Netherlands                  000-27863                98-0180010
(State or other jurisdiction          (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)

                            1350 Old Bayshore Highway
                                    Suite 210
                          Burlingame, California 94010
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 401-4600



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ITEM 5.  OTHER EVENTS

     On January 8, 2001, Metron Technology N.V. ("Metron"), Entegris, Inc., a Minnesota corporation ("Entegris"), and Fluoroware, Inc., a Minnesota corporation and wholly-owned subsidiary of Entegris ("Fluoroware"), entered into an agreement to modify their existing distribution relationship. Pursuant to the agreement, Entegris would assume direct sales responsibility for products from its microelectronics group in Europe and Asia.

     On February 13, 2001, Metron, Entegris and Fluoroware entered into an agreement (the "Transition Agreement") which set forth the terms and conditions of their business relationship through April 30, 2001 and the winding down of their business relationship with respect to Metron's distribution of Entegris' microelectronics products. Pursuant to the Transition Agreement, the parties agreed to conduct their business in the ordinary course through March 31, 2001 with respect to customers located in Europe and April 30, 2001 with respect to customers located in Asia.

     On February 23, 2001, Metron, Entegris and Fluoroware entered into an agreement which set forth the terms and conditions of Entegris' (a) transfer to Metron of 1,125,000 common shares of Metron on February 28, 2001 or as soon thereafter as practicable and (b) scheduled payments to Metron of a termination fee totaling $1,750,000 in consideration for the termination of the parties' existing distribution agreements.

     On March 1, 2001, Metron and Entegris entered into a new distribution agreement for Entegris' Fluid Handling Products Group products under which Metron would continue to distribute the Fluid Handling Products Group product line in all regions currently covered, including select territories of the United States, Europe and Asia.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired. Not applicable.

     (b) Pro forma financial information. Not applicable.

     (c) Exhibits.

EXHIBIT NO.     DESCRIPTION
-----------     -----------
10.41           Agreement, dated as of January 8, 2001, by and among Entegris, Inc., a Minnesota corporation, Fluoroware, Inc., a Minnesota corporation, and Metron Technology N.V., a
                Netherlands corporation.

10.42           Transition Agreement, dated as of February 13, 2001, by and among Entegris, Inc., a
                Minnesota corporation, Fluoroware, Inc., a Minnesota corporation, and Metron Technology
                N.V., a Netherlands corporation.

10.43           Letter Agreement, dated February 23, 2001, by and among Entegris, Inc., a Minnesota corporation, Fluoroware, Inc., a Minnesota corporation, and Metron Technology N.V., a
                Netherlands corporation.

10.44           Worldwide Stocking Distributor Agreement, dated March 1, 2001, between Entegris, Inc. and
                Metron Technology N.V.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METRON TECHNOLOGY N.V.


Date: March 2, 2001          /s/ PETER V. LEIGH
                             ---------------------------------------------------
                                 Peter V. Leigh
                                 Vice President, Finance
                                 Signing on behalf of the registrant
                                 and as principal accounting officer





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                                INDEX TO EXHIBITS
                                -----------------

10.41         Agreement, dated as of January 8, 2001, by and among Entegris, Inc., a Minnesota corporation, Fluoroware, Inc., a Minnesota corporation, and Metron Technology N.V., a
              Netherlands corporation.

10.42         Transition Agreement, dated as of February 13, 2001, by and among Entegris, Inc., a
              Minnesota corporation, Fluoroware, Inc., a Minnesota corporation, and Metron Technology
              N.V., a Netherlands corporation.

10.43         Letter Agreement, dated February 23, 2001, by and among Entegris, Inc., a Minnesota corporation, Fluoroware, Inc., a Minnesota corporation, and Metron Technology N.V., a
              Netherlands corporation.

10.44         Worldwide Stocking Distributor Agreement, dated March 1, 2001, between Entegris, Inc. and
              Metron Technology N.V.